SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is April 5, 2017.

MFS® Corporate Bond Portfolio
Initial Class & Service Class Shares

Effective immediately, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Richard Hawkins	2005	Investment Officer of MFS
Alexander Mackey	April 2017	Investment Officer of MFS
Robert Persons	2005	Investment Officer of MFS
As of June 30, 2018, Richard Hawkins will retire as portfolio manager of the Fund.

Effective immediately, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund" is restated in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI.

Portfolio Manager	Primary Role	Five Year History
Richard Hawkins	Portfolio Manager	Employed in the investment area of MFS since 1988
Alexander Mackey	Portfolio Manager	Employed in the investment area of MFS since 2001
Robert Persons	Portfolio Manager	Employed in the investment area of MFS since 2000
As of June 30, 2018, Richard Hawkins will retire as portfolio manager of the Fund.

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